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                                                                 EXHIBIT 10.1(b)

                                 FIRST AMENDMENT
                                       TO
                           CENTRAL FREIGHT LINES, INC.
                               401(k) SAVINGS PLAN
                           (EFFECTIVE JANUARY 1, 2002)

         The CENTRAL FREIGHT LINES, INC. 401(k) SAVINGS PLAN (as amended and restated August 30, 200), the "Plan", is hereby amended, effective January 1, 2002, by this the First Amendment to the Plan. The purpose for this First Amendment to the Plan is to allow Catch-Up Contributions, provided for in
Section 414(v) of the Internal Revenue Code of 1986, as amended, to be made to the Plan.

         1) A Participant, who is an Eligible Employee and who has attained 50 years of age before the end of a Plan Year, beginning after December 31, 2001, may elect to reduce his or her Pay by an amount which does not exceed the Dollar Limit for Catch-Up Contributions for that Plan Year, and have such additional amount contributed to the Plan by the Employer as a Catch-Up Contribution for that Plan Year. The initial election, and any change, revocation or resumption of the election, shall be made in such manner and with such advance notice as shall be prescribed by the Administrator and shall be limited to increments of whole percentages of Pay. In no event shall the amount of an Employee's Catch-Up Contribution exceed the lesser of (i) the Dollar Limit for Catch-Up Contributions for the Plan Year in which the Catch-Up Contributions are made (as adjusted for cost-of-living, pursuant to Code Section 414(v)(2)(c)), or (ii) the excess of the Participant's Compensation for that Plan Year over his Before-Tax Contributions for such Plan Year.

         2)       The annual Dollar Limit for Catch-Up Contributions is:

For Plan Year Ending                   Dollar Limit
--------------------                   ------------
December 31, 2002                         $1,000
December 31, 2003                         $2,000
December 31, 2004                         $3,000
December 31, 2005                         $4,000
December 31, 2006, and thereafter         $5,000

                  For Plan Years ending December 31, 2006, and thereafter, the Dollar Limit for Catch-Up Contributions will be adjusted annually for cost-of-living, pursuant to the provisions of Code Section 414(v)(2)(c).

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         3)       All Catch-Up Contributions made to the Plan shall be received and held by the Plan in accordance with the provisions of
                  Section 414(v) of the Internal Revenue Code and the regulations thereunder.

         4) CENTRAL FREIGHT LINES, INC. reserves the right, at any time, to change or amend this First Amendment to the CENTRAL FREIGHT LINES, INC. 401(k) SAVINGS PLAN, either prospectively or retroactively, in order to keep the Plan in compliance with
                  Section 414(v) of the Internal Revenue Code of 1986, as amended.